UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                   Date of report (Date of earliest event reported):
                                 March 15, 2005
                                  -------------


                   Bank of America, National Association (USA)
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)
          (as Originator, Transferor and Servicer of the BA Master Credit Card Trust)


          United  States  of  America             333-04152-01
          ---------------------------          ---------------
86-0645265
  --------

          (State  or  other          (Commission          (I.R.S.  Employer
          jurisdiction  of          File Number)          Identification Number)
          incorporation)


                   Bank of America, National Association (USA)
                             1825 East Buckeye Road
                             Phoenix, Arizona 85034

                    (Address of principal executive offices)
                    ----------------------------------------



      (Registrant's telephone number, including area code):  (704) 386-5000
                                                             --------------

Item  9.01         Financial  Statements  and  Exhibits
                   ------------------------------------

     (c)       Exhibits.

             20.1    SERIES  1999-C  -  Monthly  Certificateholders'  Statement
             20.2    SERIES  1999-C - Schedule to Monthly Servicer's Certificate
             20.3    SERIES  1999-C  -  Monthly  Servicer's  Certificate
             20.4    SERIES  2001-A  -  Monthly  Servicer's  Certificate
             20.5    SERIES  2001-A  -  Monthly  Certificateholders' Certificate
             20.6    SERIES  2001-A - Schedule to Monthly Servicer's Certificate

                                    SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.



                   Bank of America, National Association (USA)
          (as Originator, Transferor and Servicer of the BA Master Credit Card Trust)



     Dated:     March  15,  2005
                ----------------



     By:  /s/  Brian  Sterling
          --------------------
     Name:     Brian  Sterling
     Title:    Vice  President


                                INDEX TO EXHIBITS
                               ------------------



                                     Exhibit
                              Number          Exhibit
                            --------          -------

        20.1    SERIES  1999-C  -  Monthly  Certificateholders'  Statement
        20.2    SERIES  1999-C  -  Schedule  to  Monthly  Servicer's Certificate
        20.3    SERIES  1999-C  -  Monthly  Servicer's  Certificate
        20.4    SERIES  2001-A  -  Monthly  Servicer's  Certificate
        20.5    SERIES  2001-A  -  Monthly  Certificateholders'  Certificate
        20.6    SERIES  2001-A  -  Schedule  to  Monthly  Servicer's Certificate